EXHIBIT 10.36

The parties hereto have entered into a separate License Agreement under certain Intellectual Property as defined in the License Agreement which allows Licensee to do any and all things with respect to any inventory obtained as a result of any liens or security interests granted hereunder as if Licensee were the owner of all Intellectual property covering such inventory.

                    SECURITY AGREEMENT SUPPLEMENT - INVENTORY

From:     Mansur Industries, Inc.
          8305 NW 27th Street, Suite 107
          Miami, FL 33122

          and

          Systemone Technologies, Inc.
          8305 NW 27th Street, Suite 107
          Miami, FL 33122

To:       CAPITAL FACTORS, INC.
          120 East Palmetto Park Rd, 5th Floor
          Boca Raton, Florida 33432

Gentlemen:

          This is a security agreement supplement to our underlying Factoring Agreement with you executed on the 26 day of November, 1997. It is hereby incorporated into said Factoring Agreement (hereinafter sometimes called "The Agreement"), and is a part thereof. Each of the terms defined in the Agreement, unless otherwise defined herein, shall have the same meaning when used herein. Where two or more entities have executed this agreement and the Agreement, the obligations of such entities shall be joint and several, and each representation, warranty, covenant and agreement set forth herein and in the Factoring Agreement and any other agreement entered into between the parties hereto shall be deemed to have been made jointly and/or severally by each such entity unless the context of this agreement otherwise so states.

           1. In addition to your other security, we hereby pledge to you and grant you a continuing general lien on and security interest in all Inventory now and hereafter owned by us and all substitutions, additions and replacements thereof. The term "Inventory" means and includes all merchandise intended for sale by us and all raw materials, goods in process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, packing, shipping, advertising or sale of such merchandise. We warrant that all Inventory is and will be owned by us, free of all other liens, security interest and encumbrances, and that we are the owners of the Inventory at wholesale and are not a mercantile establishment selling at retail. All of such Inventory will be kept at our address shown above and in the event of any change in location, we will immediately notify you; but your lien and security interest will be maintained despite the location of the Inventory. We will, at our expense, defend the Inventory against any claims or demands adverse to your interest therein, and will promptly pay, when due, all claims, taxes or assessments levied against us on the Inventory. In the event we fail to pay such claims, taxes and assessments, or fail to keep the Inventory free from any other lien or security interest, you may make expenditures for such purposes and any amount so expended shall be secured hereby and will be repaid with interest on demand at the maximum rate allowable by law.

           2. Your lien and security interest shall extend and attach to Inventory which is presently in existence and which is owned by us or in which we have an interest, and all Inventory which we purchase or in which we may acquire an interest at any time and from time to time in the future, whether such Inventory is in transit or in our constructive, actual or exclusive occupancy or possession or not, or held by us or others for your account and wherever the same may be located, including, but without limiting the generality of the foregoing, all Inventory which may be located on our premises or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, finishers, converters or other third parties who may have possession of the collateral.

           3. Your lien on the Inventory shall continue through all stages of manufacture and shall, without further act, attach to goods in process, to the finished goods, to the accounts receivable or other proceeds resulting from the sale or other disposition thereof and to all such Inventory as may be returned to us by customers. Forthwith and from time to time hereafter,


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we shall provide you with one or more separate written statements, dated and signed by us, describing, designating, identifying and evaluating all Inventory now and hereafter owned by us, confirming your lien and security interest. Upon the sale, exchange or other disposition of the Inventory, the security interest and lien created and provided for herein shall without break in continuity and without further formality or act continue in and attach to the instruments for the payment of money, accounts, contract rights, documents of titles, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition, including Inventory returned or rejected by customers or repossessed by either of us. As to any such sale, exchange or disposition, you shall have all of the rights of an unpaid seller, including stoppage in transit, replevin and reclamation.

           4. The Inventory shall be additional security for all obligations to you under The Agreement as originally existing and as hereby and at any time heretofore or hereafter supplemented or amended as well as for all other loans and advances to us or for our account by you, whether now existing or hereafter arising, and for all commissions, obligations, indebtedness, interest charges and expenses chargeable to our account or due from us from time to time, however created and however arising, whether or not evidenced by notes or other instruments, including any and all obligations and indebtedness of any subsidiary or affiliate (including any parent company) of ours, and including officers of such, to you or your subsidiaries and affiliates (including any parent company) all hereinafter called the "Obligations". With respect to all Inventory as well as all accounts, Accounts Receivables, and other security, you shall be entitled to all of the rights and remedies set forth in The Agreement.

           5. Upon our request, you may make Advances to us prior to our sale of Inventory, and if you so require, we will execute a note or notes or other instruments of indebtedness in form satisfactory to you evidencing any loans or advances to us. Any such Advances will be made at your sole discretion, will be charged by you to us and will bear interest payable in the manner and at the rate specified in The Agreement, unless such advance is evidenced by a note or an instrument of indebtedness, in which event the terms thereof shall be controlling. All such Advances shall be payable by us on demand (unless otherwise provided in a note or instrument of indebtedness) and recourse to the security therefor will not be required at any time. The amount of all such loans and advances and the relation thereof to the value of the Inventory will be determined by you alone.

           6. We shall be obligated to maintain a ratio of N/A the amount of Inventory to the amount of the loan on Inventory at all times in acceptable Inventory valued at cost or market, whichever is lower, excluding all obsolete Inventory.

           7. Except for sales made in the regular course of our business, we shall not sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Inventory without your prior written consent. As sales are made in the regular course of business, we shall, in accordance with the provisions of The Agreement, immediately execute and deliver to you schedules and assignments of all Receivables created by us. Any collateral assigned to you under The Agreement or this supplement shall be additional security for the payment of all sums owing by us to you for loans or advances pursuant to this supplement. If sales are made for cash, we shall immediately deliver to you the identical checks, cash or other forms of payment which we receive. All payments received by you on account of cash sales of Inventory, as well as on account of Receivables, will be credited to our account in accordance with the provisions of The Agreement.

           8. If any Inventory remains in the possession or control of any of our agents or processors, we shall notify such agents or processors of your lien, and upon request shall instruct them to hold all such Inventory for your account and subject to your instructions. We agree to maintain books and records pertaining to the Inventory in such detail, form and scope as you shall require, and we agree to notify you promptly of any change in our name, mailing address, principal place of business or location of the Inventory. We will also advise you promptly, in sufficient detail, of any substantial change relating to the type, quantity or quality of the Inventory, or any event which would have a material effect on the value of the Inventory or on the lien and security interest granted to you herein. A physical listing of all Inventory, wherever located, shall be taken by us whenever requested by you, and a copy of each such physical listing shall be supplied to you. You may examine and inspect the Inventory at any time. We will execute and deliver to you from time to time, upon demand, such supplemental agreements or documents relating to Inventory, or instruments of indebtedness, in order that the full intent and purpose of this agreement may be carried into effect.


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           9. We warrant and represent that we have not and will not during the period that we are indebted to you for any loans, advances or Obligations, enter into any agreement of any kind, the effect of which will create any prior or superior rights, security interests or liens upon any of our assets in which you have a security interest in favor of any person, firm or corporation.

          10. At our own expense, we shall keep the Inventory (whether or not in transit) continuously insured in amounts not less than its full insurable value by a reputable and highly rated insurance company or companies acceptable to you against loss or damage from fire, hazards included within the term "extended coverage", theft and such other risks as you may require, in such form and for such periods as shall be satisfactory to you. Each insurance policy shall provide, that loss and proceeds thereunder shall be payable to you as your interest may appear, and which policy shall provide at least ten (10) days' written notice of cancellation to you. We shall deliver to you on demand all such insurance policies or other evidence of compliance satisfactory to you and we shall renew each policy at our own expense and shall deliver satisfactory to you and we shall renew each policy at our own expense and shall deliver satisfactory evidence thereof to you not less than thirty (30) days before its expiration date. If we fail to do so, you may procure such insurance and the cost of such insurance shall be secured hereby and will be payable to you with interest on demand at the maximum rate allowable by law. You may act as attorney-in-fact for us in obtaining, adjusting, settling and cancelling such insurance and endorsing any instruments relating thereto, and in the event of loss or damage to the Inventory, your option to the Obligations (whether or not matured) or to the repair or replacement of the Inventory after receiving proof satisfactory to you of such repair or replacement.

          11. If we should default in the payment of any Obligation due to you hereunder or otherwise, or in the performance of any provision of The Agreement (including, without limitation, this supplement and any other supplements thereto), or if a petition under the Bankruptcy Act is filed by or against us, or action in receivership instituted, or if we make an assignment for benefit of creditors, suspend business or become insolvent, or if an attachment be levied or tax lien be filed against any of the Inventory, or if you deem yourself or your security insecure, then you may declare this agreement in default and all amounts owing under The Agreement (including, without limitation, this supplement and any other supplements thereto) and all other Obligations owing by us to you shall, without demand or notice, immediately become due and payable (notwithstanding that the maturity date or dates expressed in any evidence of such indebtedness may be otherwise) and you may foreclose your lien or security interest in the Inventory in any way permitted by law, and shall have, without limitation, the remedies of a secured party under the Florida Uniform Commercial Code or any other applicable law. You may thereupon enter our premises without legal process and without incurring liability to us remove the same to such place as you may deem advisable, or you may require us to assemble and make the Inventory available to you at a convenient place, or take and maintain possession on our premises and, with or without having the Inventory at the time or place of sale, you may sell or otherwise dispose of all or any part of the Inventory whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, at any time or place, in one or more sales, and upon such terms and conditions as you may elect. At any such sale you may be the purchaser. If any Inventory shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, you shall have the right, at your option, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Inventory in such saleable form as you shall deem appropriate. IF YOU USE LEGAL PROCESS, CONTRACTUAL OR OTHER REMEDY TO OBTAIN POSSESSION OF THE INVENTORY WE WAIVE ANY RIGHT TO ANY NOTICE OF HEARING AND/OR HEARING TO WHICH WE MIGHT OTHERWISE BE ENTITLED PRIOR TO RECOVERY OF THE INVENTORY.

          12. In the event of any public or other sale of the Inventory, the proceeds from any sale shall first be applied to any costs and expenses in securing possession of the Inventory, storing, repairing and finishing for sale, and to any expenses in connection with the sale. The net proceeds will be applied toward the payment of any and all Obligations to you under The Agreement, this supplement or any other supplements thereto, and otherwise, including interest, attorney's fees, which we hereby expressly agree to pay in the event of any default hereunder and your referral to an attorney, and all other costs and expenses. Application of the net proceeds as to particular Obligations or as to principal or interest shall be in your absolute discretion. Any deficiency will be paid to you forthwith upon demand and any surplus will be paid to us if we are not indebted to you under any other Obligation. The


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 enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

          13. To the extent that any of our obligations to you are now or hereafter secured by property other than the Inventory or by the guaranty, endorsement or property of any other person, firm or corporation, then you shall have the right to proceed against such other property, guarantor, or endorser upon our default in the payment of any obligation or in any of the terms, covenants or conditions contained herein, and you shall have the right in your sole discretion to determine which rights, security, liens, security interests or remedies you shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of your rights hereunder.

          14. Any notice to us shall be in writing and shall be deemed sufficiently made if delivered personally or if transmitted by postage pre-paid first class mail (airmail if international) or by telegraph or by telex with confirmed answerback, to the respective address appearing on the face of this agreement for such person (or, if none appears, to any address for such person then registered in your records). Any notice to you shall be directed to the attention of a vice-president or higher ranking officer of yours and shall be made in writing in the foregoing manner and shall be deemed sufficient when received by you at the following address: 120 East Palmetto Park Rd., Boca Raton, Florida 33432. Any party may change its address for notice by given written notice of the change in accordance with this paragraph.

          15. As we are a corporation, partnership or other business entity, we hereby further represent and warrant to you that: (a) we are duly organized, validly existing and in good standing under the laws of the jurisdiction of our creation and are duly qualified or licensed to do business in those jurisdictions where the nature of our business requires us to be so qualified or licensed; (b) we have all requisite power and authority (corporate or otherwise) to conduct our business, to own our properties, to execute and deliver this agreement, and to perform our obligations under the same; (c) the execution, delivery and performance of this agreement have been duly authorized by all necessary actions (corporate or otherwise) and do not require the consent or approval of our stockholders (if a corporation) or of any other person whose consent has not been obtained; and (d) the execution, delivery and performance of this agreement does not had shall not conflict with any provision of our by-laws or articles of incorporation (if a corporation), partnership agreement (if a partnership) or trust agreement or other document pursuant to which we were created and exist, nor conflict with any other agreement by which we are bound.

          16. The lien, rights and security interest granted to you hereunder are to continue in full force and effect, notwithstanding the termination of The Agreement or the fact that the principal account maintained in our name on your books may from time to time be temporarily in a credit position, until the final payment to you in full of all obligations and indebtedness due you by us, together with interest thereon, and your delay or omission to exercise any right shall not be deemed a waiver thereof or of any other right, unless such waiver be in writing. A waiver on one occasion shall not be construed as a bar to or waiver of any other rights or remedies on any future occasion.

          17. This agreement, which is subject to modification only in writing, is supplementary to and is to be considered as part of the Agreement and shall take effect when dated, accepted and signed in Fort Lauderdale, Florida by one of your officers. This agreement shall be interpreted according to the laws of the state of Florida and shall inure to the benefit of an be binding upon the parties hereto, their successors and assigns.

                                                Very truly yours,

Attest:                                         MANSUR INDUSTRIES, INC.

_________________________

                                                By:/s/ PAUL I. MANSUR    (Seal)
                                                   ----------------------
                                                      Paul I. Mansur
                                                Its:  Chief Executive Officer

(Seal)                                          On:  November 26, 1997

                                                and


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Attest:                                         SYSTEMONE TECHNOLOGIES, INC.

_________________________                       By: /S/ PAUL I. MANSUR
                                                    --------------------------
                                                      Paul I. Mansur
                                                Its:  Chief Executive Officer

Accepted at Boca Raton, Florida, on the 26 day of November, 1997.

Attest:                                         CAPITAL FACTORS, INC.

_________________________                       By: /S/ CHRISTOPHER CONSTABLE
                                                    ---------------------------
                                                    Christopher Constable
                                                    Assistant Vice President

                                                On:  November 26, 1997